UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2009

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Quamtel, Inc.

(Exact name of registrant as specified in its charter)

______________

Nevada	000-31757	98-0233452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254

 (Address of principal executive offices) (Zip code)

(972) 361-1980

(Registrant's telephone number, including area code)

8050 North University Drive, Suite 202, Tamarac, FL 33160

(Former Address)

___________

Copies to:

Ronald L. Brown

Andrews Kurth LLP

1717 Main Street, Suite 3700

Dallas, Texas 75201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

See Explanatory Note.

Item 2.01

Completion of Acquisition or Disposition of Assets

See Explanatory Note.

Item 5.01

Changes in Control of Registrant.

See Explanatory Note.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See Explanatory Note.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Explanatory Note.

Item 5.06

Change in Shell Company Status.

See Explanatory Note.

Item 9.01

Financial Statements and Exhibits.

See Explanatory Note.

(d)

Exhibits

See Exhibits, as listed in ITEM 15.

Pursuant to Rule 144(i)(2), the following information about the Registrant and WQN is presented in the format of a Form 10 registration statement.

EXPLANATORY NOTE

Quamtel, Inc. (formerly Atomic Guppy, Inc.) (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K (the "July 28, 2009 8-K"), which was originally filed on July 28, 2009. This Amendment expands the disclosure in the Company’s original Form 8-K as follows:

1.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations. This Item was amended to include a description of the Company’s critical accounting policy with respect to revenue recognition, and to expand the Company’s goodwill impairment policy and testing procedure;

2.

Exhibit 99.1 WQN, Inc. Financial Statements. Footnote B disclosure was amended to be consistent with the amendment stated in #1 above;

3.

Exhibit 99.1 WQN, Inc. Financial Statements. Footnote B disclosure was also amended to bring it consistent with Statement of Financial Accounting Standards No. 141, including a description of the factors that contributed to a purchase price that resulted in the recognition of goodwill; and

4.

Exhibit 99.3 Proforma Financial Statements. The following changes were made:

(a)

Footnotes were added to each proforma adjustment describing the related assumptions;

(b)

The unaudited proforma balance sheet was amended to restate the post-merger recapitalization, including references to the related footnotes referred to in #4(a) above;

(c)

The retained earnings (deficit) of Atomic Guppy, Inc. were eliminated, and that of WQN carried forward after the merger; and

(d)

The total number of shares issued and outstanding post merger were disclosed.

This Amendment does not amend or refile any other Items or Exhibits in the July 28, 2009 Form 8-K.

ITEM 2.

FINANCIAL INFORMATION

FORWARD LOOKING STATEMENTS

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•

Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

•

Our ability to raise capital when needed and on acceptable terms and conditions;

•

The intensity of competition; and

•

General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure you of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See "Risk Factors" for a more detailed discussion of uncertainties and risks that may have an impact on future results.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion highlights the principal factors that have affected WQN’s financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. Please see “Forward-Looking Statements” and "Risk Factors" for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements.

The following discussion and analysis of WQN’s financial condition and results of operations are based on WQN’s financial statements, which WQN has prepared in accordance with U.S. generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Overview

WQN was formed as a Texas corporation, in June 2007. WQN provides prepaid and postpaid enhanced telecommunications services with an emphasis on transporting calls that originate from the United States and Canada and terminate to specific regions of the world. Customers utilize WQN’s Voice Over Internet Protocol (“VoIP”) network to place quality international calls at discounted rates. The voice quality of WQN’s VoIP calls is virtually the same as an international telephone call carried over a traditional telephone line. A substantial portion of

WQN’s revenue is derived from the sale of prepaid service to customers calling from the United States to India. WQN’s products and services are provisioned and sold online via its websites.

Results of Operations for the Year ended December 31, 2008 Compared to the Period June 27, 2007 (Inception) to December 31, 2007

Revenues

Our revenues for the year ended December 31, 2008 and the period June 27, 2007 (inception) to December 31, 2007 were $3,755,916 and $2,042,082, respectively. The increase in our revenues from 2007 to 2008 reflects the inclusion of 2008 business for the full year 2008, versus a partial year (since inception) in 2007. Revenues are derived primarily from our prepaid international calling services and our consumer based internet telephony services.

Cost of Sales and Gross Profit

Cost of sales was $2,412,209 and $1,415,196 for the year ended December 31, 2008 and the period June 27, 2007 (inception) to December 31, 2007, respectively, with the 2008 period reflecting the inclusion of 2008 business for the full year. This resulted in gross profit of $1,343,707 (35.8%) and $626,885 (30.7%) for the respective 2008 and 2007 periods. We improved our gross margin in 2008 by negotiating more favorable pricing with our vendors.

Operating Expenses

Operating expenses were $1,289,300 (34.3%) and $664,446 (32.5%) for the year ended December 31, 2008 and the period June 27, 2007 (inception) to December 31, 2007, respectively, again reflecting our full year of operations in 2008. As the Company’s former president and Chief Executive Officer, Mr. Ivester’s compensation during the years ended December 31, 2008 and 2007 was $282,000 and $60,000, respectively.

Unaudited Results of Operations for the Three Months Ended March 31, 2009 Compared to the Three Months Ended March 31, 2008

Revenues

Our revenues for the three months ended March 31, 2009 and 2008 were $712,850 and $1,049,544, respectively. Revenues from 2008 to 2009 primarily because the retail rates to India, one of the Company’s primary markets, have been rapidly declining due to increased competition.

Cost of Sales and Gross Profit

Cost of sales was $407,595 and $732,492 for the three months ended March 31, 2009 and 2008, respectively. This resulted in gross profit of $305,255 (42.8%) and $317,052 (30.2%) for the respective 2009 and 2008 periods. We improved our gross margin in 2009 by continuing to negotiate more favorable pricing with our vendors.

Operating Expenses

Operating expenses were $368,558 and $312,340 for the three months ended March 31, 2009 and 2008, respectively, reflecting increased compensation, consulting and travel-related expenses. The former CEO’s compensation was $79,240 and $70,500 during these respective periods.

Liquidity and Capital Resources

Cash and cash equivalents were $13,137 at March 31, 2009. Our net cash used in operating activities for the year ended December 31, 2008, was $187,900, due primarily to payments to reduce accounts payable and advances from a related party. Our net cash provided by operating activities for the three months ended March 31, 2009, was $62,660, due primarily to increases in current liabilities. Our primary source of funding, as needed, has been through advances from our shareholder and a recent $20,000 sale of common stock for cash.

Since inception of business in 2007, we have sustained a cumulative net loss of $63,040. We experienced negative cash flows from operations in 2008, and have been dependent on financing by our sole shareholder coupled with limited debt issuances to fund our operations and capital expenditures.

Capital Expenditure Commitments

We did not have any substantial outstanding commitments to purchase capital equipment at March 31, 2009.

Plan of Operations

By adjusting our operations and development to the level of capitalization, we believe that we have sufficient capital resources to meet projected cash flow requirements. However, if during that period or thereafter, we are not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to us, this could have a material adverse effect on our business, results of operations, liquidity and financial condition.

Our future cash requirements include those associated with maintaining our status as a reporting entity. We believe that on an annual basis those costs would not exceed an average of $10,000 per month.

We presently do not have any available credit, bank financing or other external sources of liquidity. Due to our brief history and lack of historical operating profits, our operations have not been a source of liquidity. We will need to obtain additional capital in order to expand operations and become profitable. In order to obtain capital, we may need to sell additional shares of our common stock or borrow funds from private lenders. There can be no assurance that we will be successful in obtaining additional funding.

We will still need additional investments in order to grow our operations. Additional investments are being sought, but we cannot guarantee that we will be able to obtain such investments. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, the trading price of the Company’s common stock and a downturn in the U.S. stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Further, if the Company issues additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of the Company’s common stock. If additional financing is not available or is not available on acceptable terms, we will have to curtail our operations.

Critical Accounting Policies

The application of our accounting policies, which are important to our financial position and results of operations, requires significant judgments and estimates on the part of management. These estimates bear the risk of change due to the inherent uncertainty attached to the estimate and are likely to differ to some extent from actual results. A description of our critical accounting policies follows:

1.

In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," the Company tests its intangible asset (goodwill) for impairment at least annually by comparing the fair value of this asset to its carrying value. If in the future the carrying value of our goodwill exceeds its fair value, the Company will recognize an impairment charge in an amount equal to that excess. For purposes of these tests, the excess of the fair value of the Company over the amounts assigned to its identified assets and liabilities is the implied fair value of its goodwill.

2.

Our revenues are primarily derived from fees charged to terminate voice services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue for each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company’s balance sheet as unearned revenue.

Capital Expenditure Commitments

We did not have any substantial outstanding commitments to purchase capital equipment at December 31, 2008.

Payments Due by Period

The following table illustrates our outstanding debt, purchase obligations, and related payment projections as of December 31, 2008 (including the recent renewal our principal office lease described in Item 3 below):

	Total	2009	2010	2011	2012	2013

Advances from related party	$10,575	$10,575	$—	$—	$—	$—
Notes payable (principal)	59,362	25,518	18,110	6,398	7,030	2,306
Subtotals	69,937	36,093	18,110	6,398	7,030	2,306

Purchase obligations	—	—	—	—	—	—
Operating leases	311,744	64,352	61,848	61,848	61,848	61,848
Totals	$381,681	$100,445	$79,958	$68,246	$68,878	$64,154

ITEM 15.

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit
2.1	SHARE EXCHANGE AGREEMENT DATED EFFECTIVE THE 13th DAY OF JANUARY, 2008 BETWEEN ATOMIC GUPPY INC. and WQN, INC. (WQN) and each WQN Shareholder *

2.2	Supplement dated July 28, 2009, to that certain Share Exchange Agreement dated January 13, 2009 *

3.1	Articles of Incorporation (1)

3.2	Bylaws (1)

3.3	CERTIFICATE OF AMENDMENT RE; REVERSE SPLIT (3)

10.1	Unwind and Share Exchange Agreement dated December 10, 2007(2)

10.2	Rescission agreement with YABBLY Holdings, LLC, YABBLY, LLC and Land Shark Holdings, LLC (2)

10.3	Consulting Agreement with iTella, Inc. *

99.1	Audited balance sheet of WQN, Inc. as of December 31, 2007 and 2006 and the related statements of operations, changes in stockholder’s deficit and cash flows for the periods then ended. (4)

99.2	Unaudited balance sheet of WQN, Inc. as of March 31, 2009 and the related statements of operations and cash flows for the three months than ended. *

99.3	Pro forma unaudited consolidated financial statements as of December 31, 2008 and March 31, 2009. (4)

———————

*

Previously filed.

(1)

Incorporated by reference to the registration statement on Form 10-SB as filed on October 12, 2000.

(2)

Incorporated by reference to the Current Report on Form 8-K as filed on January 11, 2008.

(3)

Incorporated by reference to the Current Report on Form 8-K as filed on June 27, 2008.

(4)

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAMTEL, INC.

By:	/s/ STUART EHRLICH
Stuart Ehrlich Chief Executive Officer

Date: September 24, 2009